SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In January 2020, the Company issued NOK600 million five-year senior unsecured bonds, equivalent to approximately $67.2 million. The bonds bear interest at NIBOR plus a margin, and the Company swapped all payments of interest and principal to U.S. dollars at a fixed interest and exchange rate. The proceeds of the bond issue will be used to refinance existing debt and for general corporate purposes.

In February 2020, 350,000 options were awarded to employees, officers and directors pursuant to the Company's Share Option Scheme. The options vest over a three-year period and have a five year term. The initial exercise price was $13.45 per share and the first options will be exercisable from March 2021.

On February 18, 2020, the Board of the Company declared a dividend of $0.35 per share which will be paid in cash on or around March 25, 2020.

In February 2020, the Company delivered the 2002-built VLCC Front Hakata to an unrelated third party for sale proceeds of $33.5 million. Furthermore, the Company agreed with Frontline Shipping, to terminate the long-term charter for the vessel upon the sale and delivery and paid $3.2 million compensation to Frontline Shipping, for early termination of the charter. The loan notes for the Front Circassia, Front Page, Front Stratus, Front Serenade and Front Ariake sold in 2018 were settled in February 2020 with the Company receiving $19.9 million as settlement and recognizing a gain of $4.4 million on the settlement of notes.

In February and March 2020, the Company agreed with Solstad to terminate the charter agreements for all five of the vessels on charter to its subsidiaries. Four of the vessels, accounted for as "Vessels and equipment, net", have been sold and delivered to their new third party owners, while the final vessel, accounted for as "Investment in direct financing leases" is currently in layup and is scheduled to be recycled in Norway during the second quarter of 2020. The disposals are not expected to result in material gains or losses.

In March 2020, common shares of 6,869 were newly issued to satisfy share options exercised under the Company's Option Scheme.

In March 2020, the Company agreed to extend the charters on the three 9,300 to 9,500 TEU container vessels Maersk Sarat, Maersk Skarstind and Maerk Shivling to Maersk Line. The initial five-year charters were extended by an additional 44 month period at a revised charter hire. As part of the charter agreement the Company agreed to finance the scrubbers to be installed on these vessels and will receive a share of the fuel savings to be achieved by the charterer from the scrubbers.

On January 30, 2020, the International Health Regulations Emergency Committee of the World Health Organization declared the outbreak a “public health emergency of international concern.” following the outbreak of a new strain of coronavirus, ("COVID-19"), that was first identified in Wuhan, China in December 2019. Currently, the COVID-19 pandemic is reported to have spread to over 100 countries with the number of cases growing daily. Efforts to stop the spread through restricting the moment of people is affecting business operations worldwide including, but not limited to, supply chains, trade, employees (including the risk of sickness and crew change restrictions), travel including port restrictions and border closures, financial markets and commodity prices. The Company’s business could be materially and adversely affected by this pandemic and the Company is unable to reasonably predict the estimated length or severity of the COVID-19 pandemic on future operating results.